Exhibit 23.1

INDEPENDENT AUDITORS’ CONSENT

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements of Sonic Automotive, Inc.:

Registration Statement No. 333-82615 on Form S-3;

Registration Statement No. 333-81059 on Form S-8;

Post-Effective Amendment No. 1 to the Registration Statement No. 333-81059 on Form S-8;

Registration Statement No. 333-81053 on Form S-8;

Post-Effective Amendment No. 1 to the Registration Statement No. 333-81053 on Form S-8;

Registration Statement No. 333-71803 on Form S-3;

Registration Statement No. 333-77407 on Form S-3MEF;

Registration Statement No. 333-69907 on Form S-8;

Registration Statement No. 333-69899 on Form S-8;

Registration Statement No. 333-68183 on Form S-3;

Registration Statement No. 333-65447 on Form S-8;

Registration Statement No. 333-49113 on Form S-8;

Registration Statement No. 333-96023 on Form S-3;

Registration Statement No. 333-51978 on Form S-4;

Registration Statement No. 333-50430 on Form S-3; and Nos. 333-50430-01 through 333-50430-G7;

Registration Statement No. 333-69901 on Form S-8;

Post-Effective Amendment No. 2 to the Registration Statement No. 333-69901 on Form S-8;

Registration Statement No. 333-95791 on Form S-8;

Post-Effective Amendment No. 1 to the Registration Statement No. 333-95791 on Form S-8;

Registration Statement No. 333-46272 on Form S-8;

Post-Effective Amendment No. 1 to the Registration Statement No. 333-46272 on Form S-8;

Registration Statement No. 333-46274 on Form S-8;

Post-Effective Amendment No. 1 to the Registration Statement No. 333-46274 on Form S-8;

Registration Statement No. 333-86672 and Nos. 333-86672-01 through 333-86672-216 on Form S-3;

Registration Statement No. 333-102052 on Form S-8;

Registration Statement No. 333-102053 on Form S-8;

Registration Statement No. 333-109411 on Form S-8;

Registration Statement No. 333-109426 and Nos. 333-109426-1 through 333-109426-261 on Form S-4;

Registration Statement No. 333-111463 and Nos. 333-111463-01 through 333-111463-263 on Form S-4;

Registration Statement No. 333-117065 on Form S-8; and Registration Statement No. 333-124370 on Form S-8.

of our report dated March 4, 2005, (November 2, 2005 as to Notes 1, 2, 3, 4, 6, 7, 9, 11, and 12) relating to the financial statements of Sonic Automotive, Inc. (which report expresses an unqualified opinion and includes an explanatory paragraph relating to Sonic Automotive, Inc.’s adoption of Emerging Issues Task Force 02-16, Accounting by a Customer (Including a Reseller) for Certain Consideration Received from a Vendor, effective January 1, 2003) appearing in this Current Report on Form 8-K of Sonic Automotive, Inc. dated November 2, 2005.

Charlotte, North Carolina

November 2, 2005

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